CAPITAL APPRECIATION VARIABLE ACCOUNT	HIGH YIELD VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT	MONEY MARKET VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT	TOTAL RETURN VARIABLE ACCOUNT

Effective immediately, the sub-section entitled “Disclosure of Portfolio Holdings” beneath the main heading “Management of the Variable Accounts" is restated in its entirety as follows:

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of Variable Account portfolio holdings. A description of this policy is provided in the SAI.

For each Variable Account, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Compass,” then a Variable Account name:

Information	Approximate Date of Posting to Web Site
Variable Account’s full holdings as of each month’s end	24 days after month end

Holdings may include short positions.

In addition, for the Money Market Variable Account, the following information is generally available to you on the MFS Web site (mfs.com) by clicking on “Products and Performance,” then “Compass,” then a Variable Account name:

Information	Approximate Date of Posting to Web Site
Variable Account’s full holdings as of each month’s end	5 business days after month end

Note that the Variable Accounts or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.